Principal Funds, Inc.

Supplement dated June 12, 2015
to the Statement of Additional Information dated December 31, 2014 as amended and restated March 10, 2015
(as supplemented on March 13, 2015)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

MULTIPLE CLASS STRUCTURE

Under Rule 12b-1 Fees/Distribution Plans and Agreements, replace the first paragraph with the following:

The Distributor for the Funds is Principal Funds Distributor, Inc. ("PFD"). The address for PFD is as follows: 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
Under Transfer Agency Agreement (Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S shares), replace the first paragraph with the following:

The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (620 Coolidge Drive, Suite 300, Folsom, CA 95630), a wholly owned subsidiary of Principal, to act as transfer and shareholder servicing agent for the Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S shares.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

Under Non-Fundamental Restrictions section at the top of page 9 replace the first paragraph with the following:

Each Fund (except the Diversified Real Asset Fund, Global Multi-Strategy Fund, and Global Opportunities Fund) has also adopted the non-fundamental policy (except the Opportunistic Municipal Fund, which has adopted a fundamental policy), pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. For purposes of testing the 80% requirement for the Dynamic High Yield Explorer Fund, the Fund will count all investments in an exchange traded-fund (“ETF”) toward the requirement as long as 80% of the value of the ETF’s holdings focus on the particular type of investment suggested by the Fund name. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.

On or about July 1, 2015, in the Investment Strategies and Risks section replace Commodities with the following:

Commodities - All Funds Except the Diversified Real Asset Fund and the Global Multi-Strategy Fund
Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds under Rule 4.5, the Funds are not deemed to be “commodity pools” or “commodity pool operators” under the Commodity Exchange Act (“CEA”). The Funds are therefore not subject to registration under the CEA. The CFTC recently amended Rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term ‘commodity pool operator.’” Rule 4.5 provides that a mutual fund does not meet the definition of “commodity pool” or “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any of the Funds is unable to do so, it may incur expenses to comply with the CEA and rules the CFTC has adopted under it.

Commodities - Diversified Real Asset Fund and Global Multi-Strategy Fund
Based on their respective current investment strategies, the Diversified Real Asset Fund and the Global Multi-Strategy Fund are each deemed to be a “commodity pool” under the CEA, and Principal is considered a “commodity pool operator” with respect to each such Fund. Principal is therefore subject to dual regulation by the SEC and the CFTC. The CFTC or the SEC could alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes and interest rate futures and currency futures) or options on commodity futures or swaps transactions by investment companies, including these Funds.
In the Investment Strategies and Risks section under Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts replace the last sub-section ("Limitations on the Use of Futures, Options on Futures Contracts, and Swaps") with the following:

•
Permissible Uses of Futures and Options on Futures Contracts. Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so. When a Fund purchases a futures contract, or writes a call option on a futures contract, it segregates liquid assets that, when added to the value of assets deposited with the futures commission merchant as margin, are equal to the market value of the contract.

•
Limitations on the Use of Futures, Options on Futures Contracts, and Swaps (All Funds except the Diversified Real Asset Fund and the Global Multi-Strategy Fund). Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds under Rule 4.5, the Funds are not deemed to be “commodity pools” or “commodity pool operators” under the Commodity Exchange Act (“CEA”). The Funds are therefore not subject to registration under the CEA. Rule 4.5 provides that a mutual fund does not meet the definition of “commodity pool” or “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions.

•
Limitations on the Use of Futures, Options on Futures Contracts, and Swaps (Diversified Real Asset Fund and Global Multi-Strategy Fund).The Diversified Real Asset Fund and the Global Multi-Strategy Fund are each deemed to be regulated “commodity pools” under the CEA and as a result may invest in futures contracts, options on futures contracts and swaps in excess of the limitations imposed by the CFTC under Rule 4.5.

On or about July 2015, add the following to the end of the Investment Strategies and Risks section:
Cayman Subsidiary
The Diversified Real Asset Fund and the Global Multi-Strategy Fund may each invest up to 25% of its total assets in its respective wholly-owned subsidiary organized under the laws of the Cayman Islands (a “Cayman Subsidiary”). Each Cayman Subsidiary is overseen by its own board of directors consisting of three directors. The directors for each Cayman Subsidiary are Nora M. Everett and Michael J. Beer (both interested directors of the Fund) and Tracy Bollin (Chief Financial Officer of the Fund). The Diversified Real Asset Fund and the Global Multi-Strategy Fund are the sole shareholders of their respective Cayman Subsidiary, and shares of the Cayman Subsidiaries will not be sold or offered to other investors.
Each Cayman Subsidiary has entered into a separate management agreement with Principal whereby Principal provides advisory and accounting agency services to the Cayman Subsidiary. Further, Principal, on behalf of the Cayman Subsidiary owned by the Global Diversified Real Asset Fund, has entered into a subadvisory agreement with Credit Suisse (a current sub-advisor of the Diversified Real Asset Fund). Principal, on behalf of the Cayman Subsidiary owned by the Global Multi-Strategy Fund, has entered into separate subadvisory agreements with AQR and Graham (each current sub-advisors of the Global Multi-Strategy Fund).
The Cayman Subsidiaries invest in commodity-linked derivatives, including commodity-linked swaps, commodity futures contracts and options on commodities. Each Cayman Subsidiary may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. government securities, either as investments or to serve as margin or collateral for the Cayman Subsidiary's derivatives positions. To the extent that a Fund invests in its respective subsidiary, it will be subject to the particular risks associated with the Cayman Subsidiary’s investments, which are discussed in the applicable Prospectus and this SAI.
The principal purpose of investing in the Cayman Subsidiaries is to allow each Fund to gain exposure to the commodity markets within the limitations of federal tax laws applicable to regulated investment companies. To qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, a fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If a fund fails to qualify as a RIC, it could be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to a fund’s earnings and profits. Shareholders of that fund would therefore be subject to diminished returns. Although certain regulated investment companies have received private letter rulings from the Internal Revenue Service (the “IRS”) confirming that income derived from its subsidiary will constitute qualifying income to the fund for RIC purposes, the IRS is no longer issuing private letter rulings to that effect, and is reportedly reexamining its position with respect to structures of this kind. The Funds have not obtained such a private letter ruling.
The Cayman Subsidiaries are not investment companies registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States (such as those described above) and/or the Cayman Islands could result in the inability of the Funds and/or the Cayman Subsidiaries to operate as described in the applicable Prospectus and this SAI and could negatively affect the Funds and their shareholders. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, or withholding tax, on the Cayman Subsidiaries. If the laws of the Cayman Islands were changed and a Cayman Subsidiary was required to pay Cayman Islands taxes, this may impact a fund’s returns based upon the percentage of assets allocated to commodities at that time.

INVESTMENT ADVISORY AND OTHER SERVICES
On or about July 1, 2015, add the following to the alphabetical list of sub-advisors in the Investment Advisors section:

Sub-Advisor:	Fischer Francis Trees & Watts, Inc. (“FFTW”), is indirectly wholly-owned by BNP Paribas S.A., a publicly owned bank organized in France, engaged in global financial activities.

Fund(s):	a portion of the assets of Diversified Real Asset

Sub-Advisor:	KLS Diversified Asset Management LP (“KLS”), principally owned by KLS Partners LLC, provides discretionary investment advisory services for private investment funds and separately managed accounts.

Fund(s):	a portion of the assets of Global Multi-Strategy

On or about July 1, 2015, add the following tables to the Funds with Other Sub-Advisors section:

	Net Asset Value of Fund
Fund	First $100 million	Next $100 million	Next $100 million	Over $300 million
Diversified Real Asset (FFTW)	0.30%	0.25%	0.20%	0.15%

	Net Asset Value of Fund
Fund	First $250 million	Over $250 million
Global Multi-Strategy (KLS)	1.00%	0.90%

On or about July 1, 2015, in the Funds with Other Sub-Advisors section, delete the table for Global Multi-Strategy - Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) and replace it with the following:

	Net Asset Value of Fund
Fund	First $250 million	Next $100 million	Next $100 million	Over $450 million
Global Multi-Strategy (Los Angeles Capital)	1.00%	0.90%	0.75%	0.65%

INTERMEDIARY COMPENSATION
Add the following to the alphabetical list of companies at the end of this section:
Credit Suisse Securities (USA) LLC

PORTFOLIO MANAGER DISCLOSURE
Effective on August 31, 2015, in the section for Principal Real Estate Investors, LLC, delete references to Randall Mundt.

APPENDIX C - PROXY VOTING POLICIES
On or about July 1, 2015, add the Proxy Voting Policies for Fischer Francis Tree & Watts, Inc. and for KLS Diversified Asset Management LP.

FISCHER FRANCIS TREES & WATTS, INC.
STATEMENT OF POLICY AND PROCEDURES FOR PROXY VOTING
The Firm shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them.
Statement of Policy
The Firm will exercise discretionary voting authority over proxies issued on securities held in client accounts unless voting authority has been reserved explicitly by the client or assigned to another party by the governing account documents. The Firm’s Proxy Voting Guidelines govern its proxy voting activities and which includes the operation of a global Proxy Voting Committee that oversees its global proxy voting activities, including the activities of the central proxy voting team who monitors proxies for BNPP Paribas Investment Partners globally. This Committee has hired Institutional Shareholder Services (“ISS”) as its voting agent. This Committee has provided ISS with a global proxy voting policy for all portfolios. ISS tracks and receives proxies to which clients are entitled, makes recommendations pursuant to the proxy voting policy provided by the Proxy Voting Committee or, if the ballot item is not addressed by the global proxy voting policy, makes recommendations according to the ISS voting policy.
The Firm’s policy is to follow the recommendations of its global proxy voting policy. However, if the ISS voting policy is used for a ballot item, the Firm’s portfolio managers or analysts may request an override of this ISS recommendation if they believe that the recommendation is not in the best interests of the client. In such cases, a process is followed to review and approve a vote other than that recommended by the ISS voting policy. Based on this process the proxy voting team will execute the votes on the ISS voting platform.
Additionally, there may be instances where the Firm or its personnel are subject to conflicts of interest in the voting of proxies. Conflicts of interest may exist, for example, due to personal or familial relationships of personnel or when the Firm or an affiliate has a business relationship with, or is soliciting business from, the issuing company (or an employee group of a company) or a third party that is a proponent of a particular outcome on a proxy issue. In cases where it believes there may be an actual or perceived conflict of interest, additional review and steps may be taken including obtaining the prior approval of the LCOR Group, obtaining the Proxy Voting Committee review or approval, deferring to the voting recommendation of a third party, voting pursuant to client direction (following disclosure of the conflict), abstaining from voting, voting reflectively (in the same proportion and manner as other shareholders) or taking such other action as necessary to protect the interests of clients. Regardless of the review process, the LCOR Group will be notified and involved in any conflicts identified by a portfolio manager or the central proxy voting team.
In many non-U.S. markets, shareholders may be prevented from selling shares within a certain period of time prior to the meeting date (commonly referred to as share blocking). In such cases the Firm compares the benefits to its clients expected to be derived from the voting of blocked shares versus the ability to sell the blocked shares and as a result may choose not to vote the shares. The Firm may also choose not to vote non-US proxies when the actual costs of voting the shares outweigh the perceived client benefit, such as cases where traveling to the country to vote the shares in person is required. Additionally, where clients have implemented securities lending programs, the Firm will be unable to vote proxies for securities on loan unless it issues instructions to the client custodian to retrieve the securities prior to record date. The Firm may choose to refrain from calling back such securities when the voting of the proxy is not deemed to be material or the benefits of voting do not outweigh the cost of terminating the particular lending arrangement.

Although the Firm generally votes consistently on the same issue when securities are held in multiple client accounts, certain circumstances may cause the Firm to vote differently for different client accounts. Typically, clients do not direct the Firm to vote for a particular solicitation as they authorize the Firm to vote on their behalf within their investment management agreement. Clients may, however, contact the Firm if they request a specific voting decision be made. Clients may obtain information on how the Firm has voted its proxies and/or a copy of the Firm’s complete proxy voting policies and procedures.
Fischer Francis Trees & Watts, Inc. manages only fixed income portfolios which are in the main invested in sovereign, agency or high quality corporate debt. These securities do not typically convey voting rights to the holder and the occurrence of corporate governance notices for these types of investments is considerably less than that encountered for equity investments. Fischer Francis Trees & Watts, Inc.’s policy is to act upon any corporate governance notices received in accordance with any specific client instructions that may be in place. Notwithstanding this policy, where Fischer Francis Trees & Watts, Inc. acts as a proxy on behalf of its clients in responding to such notices, its policy is to exercise the proxy vote in the best interests of the client taking into consideration all relevant factors.

Compliance Monitoring

Compliance with the above policies and procedures is monitored as part of the Firm’s current Control Plan.

KLS Diversified Asset Management LP

A.	PROXY VOTING

KLS’s advisory agreements (including the operative documents of the Funds) generally give KLS authority to vote proxies received by Clients. Certain managed account Clients, however, may elect to be responsible for voting the proxies related to their account. The proxy voting policies and procedures contained in this Manual will apply solely to Clients for which KLS has the authority and responsibility to vote proxies.
It should be noted that based upon KLS’s investment strategy (and lack of involvement in publicly-traded equities) it is not expected that much proxy voting, if any, will be required under this section. Notwithstanding that fact, KLS will follow these procedures when proxy voting is required.

(1)	General Proxy Voting Policies

(a)
KLS understands and appreciates the importance of proxy voting. KLS will vote any such proxies (which will be very limited) in the best interests of the Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable). It should be noted that these procedures will be applied solely when KLS is requested to exercise its voting authority with respect to Client securities. There are situations in which KLS may be requested to provide consent with respect to a particular security where KLS may not apply the technical requirements of the procedures because KLS is not being asked to exercise voting authority with respect to Client securities (although KLS will act in the best interests of the Clients and Investors (as applicable) in responding to any such request). For example, in conjunction with a credit facility, a borrower may ask KLS, as a lender, to approve amendments to the loan facility. In this case, KLS is not being asked to exercise voting authority with respect to Client securities and therefore it will not apply the technical requirements of the proxy voting procedures described below (although KLS will seek to act in the best interests of the Clients and the Investors (as applicable)).

(b)
On behalf of the Clients and Investors (as applicable), KLS will generally manage the receipt of incoming proxies and place votes based on specified policies and guidelines established by KLS. In the event that KLS exercises discretion to vote a proxy. KLS will vote any such proxies in the best interests of Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable).

(2)	Proxy Voting Procedures

(a)	All proxies sent to Clients that are actually received by KLS (to vote on behalf of Clients) will be provided to the Chief Compliance Officer.

(b)	The Chief Compliance Officer will generally adhere to the following procedures, subject to limited exception:

(i)	A written record of each proxy received by KLS will be kept in KLS’s files;

(ii)	The Chief Compliance Officer will determine which of the Clients hold the security to which the proxy relates;

(iii)	The Chief Compliance Officer will send an email to the Managing Partners and provide them with the following:

(1)	a copy of the proxy;

(2)	a list of the Clients to which the proxy is relevant;

(3)	the amount of votes controlled by each Client; and

(4)	the deadline that such proxies need to be completed and returned.

(iv)
Prior to voting any proxies with respect to the Clients, the Managing Partners will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines outlined in Section 3 below. If a conflict is identified, the Managing Partners will then make a determination (which may be in consultation with outside compliance consultants and/or legal counsel) as to whether the conflict is material or not.

(v)
If no material conflict is identified pursuant to these procedures, the Managing Partners will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in Section 4 below. The Chief Compliance Officer or such other designate will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

(3)	Handling of Proxy-Related Conflicts of Interest for the Funds

(a)
As stated above, in evaluating how to vote a proxy on behalf of the Funds, the Managing Partners will first determine whether there is a conflict of interest related to the proxy in question between KLS and the Funds. This examination will include (but will not be limited to) an evaluation of whether KLS (or any affiliate of KLS) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by a Client.

(b)
If a conflict is identified and deemed “material” by the Managing Partners, the Chief Compliance Officer or such other designate (in consultations with outside compliance consultants and/or legal counsel) will determine whether voting in accordance with the proxy voting guidelines outlined in Section 4 below is in the best interests of the affected Clients (which may include utilizing an independent third party to vote such proxies).

(c)
With respect to material conflicts, KLS will determine whether it is appropriate to disclose the conflict to affected Funds and give such Funds (and Investors, if applicable) the opportunity to vote the proxies in question themselves except that if the Fund is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and an ERISA Investor has, in writing, reserved the right to vote proxies when KLS has determined that a material conflict exists that does affect its best judgment as a fiduciary to the Fund, KLS will:

(i)	Give the ERISA Investor the opportunity to vote the proxies in question themselves; or

(ii)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the written agreements with such ERISA Investors (if any).

(4)	Voting Guidelines

In the absence of specific voting guidelines mandated by a particular Client, KLS will endeavor to vote proxies, or in certain circumstances abstain from voting, in the best interests of each Client.
Generally, KLS will vote in favor of routine “corporate housekeeping” proposals, including election of directors (where no corporate governance issues are implicated) selection of auditors, and increases in or reclassification of common stock. For other proposals, KLS shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

•	whether the proposal was recommended by the issuer’s management;

•	KLS’ opinion of the issuer’s management;

•	whether the proposal acts to entrench the issuer’s existing management and directors; and

•	whether the proposal fairly compensates management for past and future performance.

Note that KLS may abstain from voting in instances where KLS determines that abstaining is in the Client’s best interest due to a conflict (e.g., if an officer or director of KLS sits on the board of issuer).

B.	PRINCIPAL TRANSACTIONS AND TRANSACTIONS BETWEEN CLIENTS

(1)	Principal Transactions

KLS will not, directly or indirectly, while acting as principal for its own account, knowingly sell any security to, or purchase any security from, a Client (each such sale or purchase, a “principal transaction”) without disclosing to the Client or Investors (if applicable) in writing, prior to the completion of the transaction, the capacity in which KLS is acting and (ii) obtaining the specific consent to the transaction from the Client and Investors (as applicable). It is noted that blanket consents (prior consent obtained to cover a category of transactions) are not sufficient for this purpose.

(2)	Transactions Between Clients

Although not presently contemplated by KLS, there may be situations where it is advantageous to Client Accounts to effect a securities transaction between two Clients for rebalancing or other purposes (each such transaction, a “cross trade”). In accordance with Rule 17a-7 of the Investment Company Act, in the event that a cross trade would be in the best interests of both Clients and permitted under the governing documents of each Client, KLS may effect the cross trade subject to the following guidelines (although KLS will not be required to meet the requirements of each guideline, KLS will ensure that at all times its procedure with respect to cross trades is in compliance with Rule 17a-7 of the Investment Company Act:

(a)
The cross trade will be effected by one of KLS’s prime brokers for cash consideration, at the current market price of the particular securities, within the context of the market at a time that is fair to both Clients involved in the transaction;

(b)	The prime broker’s commission will be borne equally by both Clients;

(c)	No brokerage commissions or transfer fees will be paid to KLS in connection with any cross trade;

(d)
All cross trades will be approved by the Chief Compliance Officer and/or Managing Partners and/or Chief Operating Officer before the orders are executed and the Chief Compliance Officer will document the reason for the trade; and

(e)
KLS will not effect a cross trade between Clients if such cross trade would constitute a principal transaction, unless the prior notice and consent requirements described in Section D.(1) above are satisfied.

It is noted that KLS, its personnel (or other control persons) may invest in the Funds. If KLS, acting as investment manager to the Funds, authorizes a transaction between two Clients, for purposes of rebalancing investments or any other purpose, KLS could be deemed to be acting as principal for its own account due to KLS’s or its personnel or other control persons’ ownership interest in the Fund(s), thereby subjecting the proposed transaction to the transaction by transaction notice and consent requirements described in Section D.(1) above. Whether or not the notice and consent requirements apply to such transaction depends upon the facts and circumstances; however, KLS will generally not be subject to the notice and consent requirements when KLS, its personnel or other controlling persons own 25% or less of the equity in a Fund.
The Chief Compliance Officer will use his or her best efforts to monitor all proposed transactions between any Client and a Fund in which KLS, its personnel or other controlling persons have ownership interests to determine if the transaction notice and consent requirements described above apply. Notice may be given to and consent may be obtained from an independent representative to the Fund, in which case notice of the transaction may be given to Investors after the fact.